Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.6%
Federal Home Loan Banks
3.25%, 11/16/2028 (A)	$ 37,000,000	$ 41,690,382
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025 (A)	5,000,000	5,142,421
2.38%, 01/13/2022	11,500,000	11,575,295
2.75%, 06/19/2023	24,000,000	25,029,800
Federal National Mortgage Association
0.63%, 04/22/2025	20,000,000	19,953,538
2.50%, 02/05/2024 (A)	12,000,000	12,601,864
6.25%, 05/15/2029 (A)	6,500,000	8,731,965

Total U.S. Government Agency Obligations (Cost $120,984,189)		124,725,265

U.S. GOVERNMENT OBLIGATIONS - 35.5%
U.S. Treasury - 35.5%
U.S. Treasury Bond, Principal Only STRIPS
08/15/2024 - 02/15/2026 (A)	135,000,000	131,253,120
02/15/2027	20,000,000	18,791,107
U.S. Treasury Note
1.63%, 10/31/2026	10,000,000	10,301,563

Total U.S. Government Obligations (Cost $157,901,005)		160,345,790

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bill
0.03% (B), 12/09/2021 (C)	1,200,000	1,199,942

Total Short-Term U.S. Government Obligation (Cost $1,199,931)		1,199,942

	Shares	Value

OTHER INVESTMENT COMPANY - 9.9%
Securities Lending Collateral - 9.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	44,860,524	44,860,524

Total Other Investment Company (Cost $44,860,524)		44,860,524

	Principal	Value
REPURCHASE AGREEMENT - 22.4%
Fixed Income Clearing Corp., 0.00% (B), dated 09/30/2021, to be repurchased at $101,367,390 on 10/01/2021. Collateralized by U.S. Government Obligations, 0.13% - 1.13%, due 02/28/2022 - 04/15/2022, and with a total value of $103,394,771.	$ 101,367,390	101,367,390

Total Repurchase Agreement (Cost $101,367,390)		101,367,390

Total Investments Excluding Options Purchased (Cost $426,313,039)		432,498,911
Total Options Purchased - 14.2% (Cost $66,845,254)		64,113,037

Total Investments (Cost $493,158,293)		496,611,948
Net Other Assets (Liabilities) - (9.9)%		(44,599,158)

Net Assets - 100.0%		$ 452,012,790

Transamerica Series Trust	Page 1

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2021

(unaudited)

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD	4,450.00	08/11/2026	USD	163,686,520	380	$27,905,503	$26,685,885
Call - S&P 500® - Flexible Exchange Option	MSC	USD	4,460.00	08/12/2027	USD	202,454,380	470	38,939,751	37,427,152

Total								$66,845,254	$64,113,037

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	200	12/31/2021	$24,705,012	$24,548,438	$—	$(156,574)
10-Year U.S. Treasury Note	257	12/21/2021	34,287,855	33,823,609	—	(464,246)
30-Year U.S. Treasury Bond	20	12/21/2021	3,269,715	3,184,375	—	(85,340)

Total Futures Contracts					$—	$(706,160)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$124,725,265	$—	$124,725,265
U.S. Government Obligations	—	160,345,790	—	160,345,790
Short-Term U.S. Government Obligation	—	1,199,942	—	1,199,942
Other Investment Company	44,860,524	—	—	44,860,524
Repurchase Agreement	—	101,367,390	—	101,367,390
Over-the-Counter Options Purchased	64,113,037	—	—	64,113,037

Total Investments	$108,973,561	$387,638,387	$—	$496,611,948

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(706,160)	$—	$—	$(706,160)

Total Other Financial Instruments	$(706,160)	$—	$—	$(706,160)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $43,961,142, collateralized by cash collateral of $44,860,524. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at September 30, 2021.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $1,199,942.
(D)	There were no transfers in or out of Level 3 during the period ended September 30, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

Transamerica Series Trust	Page 2

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

INVESTMENT VALUATION

Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of the Transamerica Series Trust.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Page 3

Transamerica Market Participation Strategy VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At September 30, 2021

(unaudited)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 4